                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
03/09/2005   13:58:26   CARVE Version 41.0
/u/dsouzad/deal/pwr7/050307/pwr7.050307.carve

BSCMS   BSCMS   SERIES 2005-PWR7 **FITCH/MOODYS      CLASS A1
--------------------------------------------------------------------------------

Class                A1             Settlement Date     03/24/2005
Original Balance     78,000,000.0   Dated Date          03/01/2005
Current Balance      78,000,000.0   First Payment Date  04/11/2005
Credit Rating        AAA            Next Payment Date   04/11/2005
Market Desc          N/A            Payment Freq        Monthly
Factor               1.00000000     Interest Freq       Monthly

Coupon             4.36100                 Cusip               N/A
Delay              10                      Yield Table Date    03/09/2005
Lead Manager       Morgan Stanley & Co.    Yield Frequency     SemiAnnual
Orig Deal Size     1,124,565,651.77        Yield Day Count     30/360
Num of Tranches    28
Deal Age           0

PREPAY                           CPR 0
-------------------------------------------
PRICE / YIELD
-------------------------------------------
                        99.6232      4.4995
                        99.6857      4.4753
                        99.7482      4.4512
                        99.8107      4.4270
                        99.8732      4.4029
                        99.9357      4.3789
                        99.9982      4.3548
                       100.0607      4.3308
                       100.1232      4.3067
                       100.1857      4.2828
                       100.2482      4.2588
                       100.3107      4.2348
                       100.3732      4.2109
                       100.4357      4.1870
                       100.4982      4.1631
                       100.5607      4.1393
                       100.6232      4.1154
                       100.6857      4.0916
                       100.7482      4.0678
                       100.8107      4.0440
                       100.8732      4.0203
-------------------------------------------
AVERAGE LIFE                           2.86
MOD DURATION @ 100.2482                2.60
FIRST PRIN                       04/11/2005
LAST PRIN                        02/11/2010
PAYMENT WINDOW                           59
USD SWAP SPREAD @ 100.2482                6

                                                                     Page 1 of 1
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
03/04/2005   10:07:38   CARVE Version  41.0
/u/dsouzad/deal/pwr7/red/pwr7.red.050301.carve

BSCMS     BSCMS     SERIES 2005-PWR7 **FITCH/MOODYS     CLASS A1
--------------------------------------------------------------------------------

Class                   A1               Settlement Date       03/24/2005
Original Balance        78,000,000.00    Dated Date            03/01/2005
Current Balance         78,000,000.00    First Payment Date    04/11/2005
Credit Rating           AAA              Next Payment Date     04/11/2005
Market Desc             N/A              Payment Freq          Monthly
Factor                  1.00000000       Interest Freq         Monthly

Coupon              4.26100                 Cusip               N/A
Delay               10                      Yield Table Date    03/04/2005
Lead Manager        Morgan Stanley & Co.    Yield Frequency     SemiAnnual
Orig Deal Size      1,124,565,651.77        Yield Day Count     30/360
Num of Tranches     28
Deal Age            0

PREPAY                              CPR 0      CPR 0      CPR 0     CPR 0      CPR 0      CPR 0      CPR 0     (!YM) CPR 100
DEFAULT                                        CDR 1      CDR 2     CDR 3      CDR 4      CDR 5      CDR 10
ADVANCES                                       YES        YES       YES        YES        YES        YES
RECV MNTH                                      24         24        24         24         24         24
RECV DISTR                                     100 1      100 1     100 1      100 1      100 1      100 1
LOSSES                                         0.35       0.35      0.35       0.35       0.35       0.35
PRICE / YIELD

               99.6247             4.3980     4.4087     4.4165     4.4223     4.4267     4.4303     4.4404     4.3985
               99.6872             4.3738     4.3820     4.3879     4.3922     4.3956     4.3983     4.4060     4.3742
               99.7497             4.3497     4.3552     4.3592     4.3622     4.3645     4.3663     4.3715     4.3500
               99.8122             4.3257     4.3286     4.3307     4.3322     4.3334     4.3344     4.3371     4.3258
               99.8747             4.3016     4.3019     4.3021     4.3023     4.3024     4.3025     4.3027     4.3016
               99.9372             4.2776     4.2753     4.2736     4.2723     4.2714     4.2706     4.2684     4.2775
               99.9997             4.2536     4.2486     4.2451     4.2424     4.2404     4.2387     4.2341     4.2533
              100.0622             4.2296     4.2221     4.2166     4.2125     4.2094     4.2069     4.1998     4.2292
              100.1247             4.2056     4.1955     4.1881     4.1826     4.1785     4.1751     4.1655     4.2051
              100.1872             4.1817     4.1690     4.1597     4.1528     4.1475     4.1434     4.1313     4.1811
              100.2497             4.1578     4.1424     4.1313     4.1230     4.1167     4.1116     4.0971     4.1570
              100.3122             4.1339     4.1159     4.1029     4.0932     4.0858     4.0799     4.0629     4.1330
              100.3747             4.1100     4.0895     4.0746     4.0635     4.0550     4.0483     4.0288     4.1090
              100.4372             4.0862     4.0630     4.0462     4.0337     4.0242     4.0166     3.9947     4.0850
              100.4997             4.0623     4.0366     4.0179     4.0040     3.9934     3.9850     3.9606     4.0610
              100.5622             4.0385     4.0102     3.9897     3.9744     3.9626     3.9534     3.9266     4.0371
              100.6247             4.0147     3.9838     3.9614     3.9447     3.9319     3.9218     3.8925     4.0132
              100.6872             3.9910     3.9575     3.9332     3.9151     3.9012     3.8903     3.8586     3.9893
              100.7497             3.9672     3.9312     3.9050     3.8855     3.8706     3.8588     3.8246     3.9654
              100.8122             3.9435     3.9049     3.8768     3.8559     3.8399     3.8273     3.7907     3.9416
              100.8747             3.9198     3.8786     3.8486     3.8264     3.8093     3.7958     3.7568     3.9178
AVERAGE LIFE                         2.86       2.55       2.37       2.25       2.16       2.10       1.94       2.84
FIRST PRIN                     04/11/2005 04/11/2005 04/11/2005 04/11/2005 04/11/2005 04/11/2005 04/11/2005 04/11/2005
LAST PRIN                      02/11/2010 07/11/2009 01/11/2009 09/11/2008 07/11/2008 05/11/2008 11/11/2007 01/11/2010
PAYMENT WINDOW                         59         52         46         42         40         38         32         58
ACCRUAL FACTOR                     0.2722     0.2722     0.2722     0.2722     0.2722     0.2722     0.2722     0.2722
MOD DURATION @ 100.2497              2.60       2.35       2.19       2.09       2.01       1.96       1.82       2.59
USD SWAP SPREAD @ 100.2497              6         11         13         15         16         17         20          6

PREPAY                                (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100
DEFAULT                               CDR 1          CDR 2         CDR 3          CDR 4         CDR 5          CDR 10
ADVANCES                              YES            YES           YES            YES           YES            YES
RECV MNTH                             24             24            24             24            24             24
RECV DISTR                            100 1          100 1         100 1          100 1         100 1          100 1
LOSSES                                0.35           0.35          0.35           0.35          0.35           0.35
PRICE / YIELD

            99.6247                   4.4087         4.4165        4.4223         4.4267        4.4303         4.4404
            99.6872                   4.3820         4.3879        4.3922         4.3956        4.3983         4.4060
            99.7497                   4.3552         4.3592        4.3622         4.3645        4.3663         4.3715
            99.8122                   4.3286         4.3307        4.3322         4.3334        4.3344         4.3371
            99.8747                   4.3019         4.3021        4.3023         4.3024        4.3025         4.3027
            99.9372                   4.2753         4.2736        4.2723         4.2714        4.2706         4.2684
            99.9997                   4.2486         4.2451        4.2424         4.2404        4.2387         4.2341
           100.0622                   4.2221         4.2166        4.2125         4.2094        4.2069         4.1998
           100.1247                   4.1955         4.1881        4.1826         4.1785        4.1751         4.1655
           100.1872                   4.1690         4.1597        4.1528         4.1475        4.1434         4.1313
           100.2497                   4.1424         4.1313        4.1230         4.1167        4.1116         4.0971
           100.3122                   4.1159         4.1029        4.0932         4.0858        4.0799         4.0629
           100.3747                   4.0895         4.0746        4.0635         4.0550        4.0483         4.0288
           100.4372                   4.0630         4.0462        4.0337         4.0242        4.0166         3.9947
           100.4997                   4.0366         4.0179        4.0040         3.9934        3.9850         3.9606
           100.5622                   4.0102         3.9897        3.9744         3.9626        3.9534         3.9266
           100.6247                   3.9838         3.9614        3.9447         3.9319        3.9218         3.8925
           100.6872                   3.9575         3.9332        3.9151         3.9012        3.8903         3.8586
           100.7497                   3.9312         3.9050        3.8855         3.8706        3.8588         3.8246
           100.8122                   3.9049         3.8768        3.8559         3.8399        3.8273         3.7907
           100.8747                   3.8786         3.8486        3.8264         3.8093        3.7958         3.7568
AVERAGE LIFE                            2.55           2.37          2.25           2.16          2.10           1.94
FIRST PRIN                        04/11/2005     04/11/2005    04/11/2005     04/11/2005    04/11/2005     04/11/2005
LAST PRIN                         07/11/2009     01/11/2009    09/11/2008     07/11/2008    05/11/2008     11/11/2007
PAYMENT WINDOW                            52             46            42             40            38             32
ACCRUAL FACTOR                        0.2722         0.2722        0.2722         0.2722        0.2722         0.2722
MOD DURATION @ 100.2497                 2.35           2.19          2.09           2.01          1.96           1.82
USD SWAP SPREAD @ 100.2497                11             13            15             16            17             20

                                                                     Page 1 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

--------------------------------------------------------------------------------
03/04/2005   10:07:38   CARVE Version  41.0
/u/dsouzad/deal/pwr7/red/pwr7.red.050301.carve

BSCMS     BSCMS     SERIES 2005-PWR7 **FITCH/MOODYS     CLASS A2
--------------------------------------------------------------------------------

Class                   A2                Settlement Date       03/24/2005
Original Balance        188,000,000.00    Dated Date            03/01/2005
Current Balance         188,000,000.00    First Payment Date    04/11/2005
Credit Rating           AAA               Next Payment Date     04/11/2005
Market Desc             N/A               Payment Freq          Monthly
Factor                  1.00000000        Interest Freq         Monthly

Coupon              4.80700                  Cusip              N/A
Delay               10                       Yield Table Date   03/04/2005
Lead Manager        Morgan Stanley & Co.     Yield Frequency    SemiAnnual
Orig Deal Size      1,124,565,651.77         Yield Day Count    30/360
Num of Tranches     28
Deal Age            0

PREPAY                          CPR 0      CPR 0      CPR 0        CPR 0         CPR 0         CPR 0         CPR 0        (!YM)
DEFAULT                                    CDR 1      CDR 2        CDR 3         CDR 4         CDR 5         CDR 10       CPR 100
ADVANCES                                   YES        YES          YES           YES           YES           YES
RECV MNTH                                  24         24           24            24            24            24
RECV DISTR                                 100 1      100 1        100 1         100 1         100 1         100 1
LOSSES                                     0.35       0.35         0.35          0.35          0.35          0.35
PRICE / YIELD

        99.9225                 4.8455     4.8451     4.8446       4.8441        4.8435        4.8428        4.8390       4.8451
        99.9850                 4.8344     4.8336     4.8326       4.8315        4.8302        4.8289        4.8208       4.8337
       100.0475                 4.8234     4.8221     4.8207       4.8189        4.8170        4.8149        4.8026       4.8223
       100.1100                 4.8123     4.8107     4.8087       4.8064        4.8038        4.8009        4.7844       4.8109
       100.1725                 4.8013     4.7992     4.7968       4.7939        4.7906        4.7870        4.7663       4.7995
       100.2350                 4.7903     4.7878     4.7848       4.7813        4.7774        4.7731        4.7481       4.7882
       100.2975                 4.7793     4.7764     4.7729       4.7688        4.7642        4.7592        4.7300       4.7768
       100.3600                 4.7683     4.7650     4.7610       4.7563        4.7510        4.7453        4.7118       4.7654
       100.4225                 4.7573     4.7536     4.7491       4.7438        4.7379        4.7314        4.6937       4.7541
       100.4850                 4.7463     4.7422     4.7371       4.7313        4.7247        4.7175        4.6756       4.7427
       100.5475                 4.7353     4.7308     4.7252       4.7188        4.7116        4.7036        4.6575       4.7314
       100.6100                 4.7243     4.7194     4.7134       4.7063        4.6984        4.6898        4.6395       4.7201
       100.6725                 4.7134     4.7080     4.7015       4.6939        4.6853        4.6759        4.6214       4.7088
       100.7350                 4.7024     4.6966     4.6896       4.6814        4.6722        4.6621        4.6034       4.6975
       100.7975                 4.6915     4.6853     4.6778       4.6690        4.6591        4.6482        4.5853       4.6862
       100.8600                 4.6806     4.6739     4.6659       4.6565        4.6460        4.6344        4.5673       4.6749
       100.9225                 4.6696     4.6626     4.6541       4.6441        4.6329        4.6206        4.5493       4.6636
       100.9850                 4.6587     4.6513     4.6422       4.6317        4.6199        4.6068        4.5313       4.6523
       101.0475                 4.6478     4.6399     4.6304       4.6193        4.6068        4.5930        4.5134       4.6410
       101.1100                 4.6369     4.6286     4.6186       4.6069        4.5937        4.5793        4.4954       4.6298
       101.1725                 4.6260     4.6173     4.6068       4.5945        4.5807        4.5655        4.4775       4.6185
AVERAGE LIFE                      6.76       6.48       6.18         5.85          5.52          5.20          3.85         6.51
FIRST PRIN                  12/11/2011 07/11/2009 01/11/2009   09/11/2008    07/11/2008    05/11/2008    11/11/2007   01/11/2010
LAST PRIN                   03/11/2012 01/11/2012 01/11/2012   01/11/2012    12/11/2011    12/11/2011    06/11/2010   01/11/2012
PAYMENT WINDOW                       4         31         37           41            42            44            32           25
ACCRUAL FACTOR                  0.3071     0.3071     0.3071       0.3071        0.3071        0.3071        0.3071       0.3071
MOD DURATION @ 100.5475           5.65       5.44       5.21         4.97          4.72          4.47          3.43         5.47
USD SWAP SPREAD @ 100.5475          19         21         23           26            28            30            41           21

PREPAY                             (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100 (!YM) CPR 100  (!YM) CPR 100
DEFAULT                            CDR 1          CDR 2         CDR 3          CDR 4         CDR 5          CDR 10
ADVANCES                           YES            YES           YES            YES           YES            YES
RECV MNTH                          24             24            24             24            24             24
RECV DISTR                         100 1          100 1         100 1          100 1         100 1          100 1
LOSSES                             0.35           0.35          0.35           0.35          0.35           0.35
PRICE / YIELD

        99.9225                    4.8448         4.8443        4.8438         4.8433        4.8427         4.8390
        99.9850                    4.8330         4.8321        4.8310         4.8298        4.8285         4.8208
       100.0475                    4.8212         4.8198        4.8182         4.8163        4.8144         4.8025
       100.1100                    4.8094         4.8075        4.8053         4.8029        4.8002         4.7843
       100.1725                    4.7976         4.7953        4.7925         4.7895        4.7861         4.7661
       100.2350                    4.7858         4.7830        4.7797         4.7760        4.7720         4.7480
       100.2975                    4.7741         4.7708        4.7669         4.7626        4.7579         4.7298
       100.3600                    4.7623         4.7585        4.7542         4.7492        4.7438         4.7117
       100.4225                    4.7505         4.7463        4.7414         4.7358        4.7297         4.6935
       100.4850                    4.7388         4.7341        4.7286         4.7224        4.7157         4.6754
       100.5475                    4.7271         4.7219        4.7159         4.7090        4.7016         4.6573
       100.6100                    4.7154         4.7097        4.7031         4.6957        4.6876         4.6392
       100.6725                    4.7036         4.6975        4.6904         4.6823        4.6735         4.6211
       100.7350                    4.6919         4.6854        4.6777         4.6690        4.6595         4.6031
       100.7975                    4.6803         4.6732        4.6649         4.6556        4.6455         4.5850
       100.8600                    4.6686         4.6611        4.6522         4.6423        4.6315         4.5670
       100.9225                    4.6569         4.6489        4.6395         4.6290        4.6175         4.5490
       100.9850                    4.6452         4.6368        4.6269         4.6157        4.6035         4.5309
       101.0475                    4.6336         4.6246        4.6142         4.6024        4.5895         4.5130
       101.1100                    4.6219         4.6125        4.6015         4.5891        4.5756         4.4950
       101.1725                    4.6103         4.6004        4.5889         4.5758        4.5616         4.4770
AVERAGE LIFE                         6.27           5.99          5.70           5.41          5.11           3.84
FIRST PRIN                     07/11/2009     01/11/2009    09/11/2008     07/11/2008    05/11/2008     11/11/2007
LAST PRIN                      10/11/2011     10/11/2011    10/11/2011     09/11/2011    09/11/2011     06/11/2010
PAYMENT WINDOW                         28             34            38             39            41             32
ACCRUAL FACTOR                     0.3071         0.3071        0.3071         0.3071        0.3071         0.3071
MOD DURATION @ 100.5475              5.29           5.08          4.86           4.63          4.41           3.42
USD SWAP SPREAD @ 100.5475             23             24            27             29            31             41

                                                                     Page 2 of 2
--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY
--------------------------------------------------------------------------------
03/09/2005    10:26:02     CARVE Version 41.0
/u/dsouzad/deal/pwr7/050307/pwr7.050307.carve

BSCMS     BSCMS     SERIES 2005-PWR7 **FITCH/MOODYS     CLASS X2
--------------------------------------------------------------------------------

Class                   X2                  Settlement Date       03/24/2005
Original Balance        1,092,297,000.00    Dated Date            03/01/2005
Current Balance         1,092,297,000.00    First Payment Date    04/11/2005
Credit Rating           AAA/AAA             Next Payment Date     04/11/2005
Market Desc             N/A                 Payment Freq          Monthly
Factor                  1.00000000          Interest Freq         Monthly

Coupon              -1.00000                Cusip               N/A
Delay               10                      Yield Table Date    03/09/2005
Lead Manager        Morgan Stanley & Co.    Yield Frequency     SemiAnnual
Orig Deal Size      1,124,565,651.77        Yield Day Count     30/360
Num of Tranches     28
Deal Age            0

TRIGGER                     OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES   OPTIONALCALL YES
PREPAY                      (!YM) CPR 100      CPR 0              (!YM) CPR 100      (!YM) CPR 100      (!YM) CPR 100
DEFAULT                                                           CDR 3              CDR 6              CDR 7
ADVANCES                                                          YES                YES                YES
RECV MNTH                                                         12                 12                 12
RECV DISTR                                                        100 1              100 1              100 1
LOSSES                                                            0.35               0.35               0.35
PRICE / YIELD

              1.2905        12.2683            12.2683            12.2681            12.2680            12.0221
              1.3217        11.3735            11.3734            11.3733            11.3731            11.1260
              1.3530        10.5141            10.5141            10.5139            10.5138            10.2654
              1.3842         9.6879             9.6878             9.6877             9.6875             9.4380
              1.4155         8.8926             8.8925             8.8924             8.8923             8.6416
              1.4467         8.1263             8.1263             8.1261             8.1260             7.8743
              1.4780         7.3872             7.3872             7.3870             7.3869             7.1342
              1.5092         6.6737             6.6737             6.6735             6.6734             6.4198
              1.5405         5.9842             5.9842             5.9841             5.9839             5.7294
              1.5717         5.3175             5.3175             5.3173             5.3172             5.0618
              1.6030         4.6721             4.6721             4.6720             4.6718             4.4156
              1.6342         4.0470             4.0470             4.0469             4.0467             3.7897
              1.6655         3.4410             3.4410             3.4409             3.4407             3.1830
              1.6967         2.8532             2.8532             2.8531             2.8529             2.5944
              1.7280         2.2826             2.2825             2.2824             2.2823             2.0231
              1.7592         1.7283             1.7283             1.7281             1.7280             1.4681
              1.7905         1.1895             1.1895             1.1894             1.1893             0.9287
              1.8217         0.6656             0.6655             0.6654             0.6653             0.4042
              1.8530         0.1557             0.1557             0.1555             0.1554            -0.1063
              1.8842        -0.3408            -0.3408            -0.3409            -0.3410            -0.6034
              1.9155        -0.8244            -0.8245            -0.8246            -0.8247            -1.0876
AVERAGE LIFE                   6.06               6.06               6.06               6.06               5.99
MOD DURATION @ 1.6030          3.02               3.02               3.02               3.02               3.01
SPREAD INTERP. @ 1.6030          50                 50                 50                 50                 25

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